                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)  June 30, 1996



                            NTN COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                 1-11460                31-1103425
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
 of incorporation)                                         Identification No.)



5966 La Place Court, Carlsbad, California              92008
      (Address of principal executive offices)       (Zip code)



                                  619-438-7400
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)



 The index to exhibits appears at page __ of the ______ pages constituting the manually signed original of this report.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Sale of Assets of New World Computing, Inc.
     -------------------------------------------

     On June 30, 1996, NTN Communications, Inc. ("NTN") and its wholly owned subsidiary, New World Computing, Inc. ("New World"), entered into a definitive Agreement of Purchase and Sale of Assets (the "Sale Agreement") by which substantially all of the assets and business of New World have been sold to The 3DO Company ("3DO"). The transaction was previously announced by NTN. New World, which was acquired by NTN in 1993, is engaged in the development, distribution, marketing and sale of computer games and other personal computer entertainment software.

     In consideration of the sale of assets, 3DO will issue to New World an aggregate of 1,200,000 shares of the common stock of 3DO (the "3DO Shares") and assume approximately $1,300,000 of liabilities of New World. 3DO also has agreed to guarantee that the cash value realized by New World from the 3DO Shares will not be less than $10 per share as described below. On July 12, 1996, the closing sale price of the 3DO common stock as reported on the Nasdaq National Market was $8.75 per share.

     The actual number of 3DO Shares to be received by New World is subject to downward adjustment under certain circumstances in the event the assets or liabilities of New World acquired or assumed by 3DO differ from such assets and liabilities as of March 31, 1996. Such adjustment is expected to be determined on or before July 31, 1996 based upon a closing date balance sheet to be furnished by New World and NTN. NTN currently expects that the actual number of 3DO Shares it will receive will be approximately 1,000,000. NTN and New World have agreed to assign certain of the 3DO Shares to Jon Van Caneghem, the former president of New World, as described below.

     The Sale Agreement includes provisions entitling New World to have the 3DO Shares it receives included in a registration statement to be filed by 3DO with the Securities and Exchange Commission as soon as is practicable. 3DO has agreed to use its best efforts to cause such registration statement to remain effective for a period of at least 90 days. The registration period may be extended by 3DO under certain circumstances as set forth in the Sale Agreement.

     Under the provisions of the Sale Agreement, unless the parties agree otherwise not more than 50,000 of the 3DO Shares (including the shares assigned to Mr. Van Caneghem) may be resold during a single trading day. For its part, 3DO has agreed to guaranty the value of the 3DO Shares to New World as of the end of such registration period. Accordingly, in the event that all of the 3DO Shares are sold during such registration period, 3DO will pay to New World, in cash, an amount equal to the difference, if any, between (i) the sum of $10 per share plus sales discounts or commissions incurred by New World (not to exceed 3%) and (ii) the gross proceeds received by New World from sales of the 3DO Shares. If less than all of the 3DO Shares have been sold as of the end of the registration period, the guarantee payment will be calculated based on the difference between the amount referred to in clause (i) above and the sum of the gross proceeds received by New World from any sales of the 3DO Shares and the then-current market value of the unsold 3DO Shares. New World will retain any value in excess of $10 per share plus (applicable discounts or commissions not to exceed 3%) realized by it from the sale of the 3DO Shares. In the event the registration statement has not become effective by December 31, 1996, NTN and New World will have certain rights to trigger payment of the guaranty. The terms of 3DO's guaranty are set forth in detail in the Sale Agreement, a copy of which is included as Exhibit 2.1 to this Report and incorporated herein by this reference.

     As part of the sale of New World's assets, NTN has agreed not to compete with the former business of New World acquired by 3DO during the three-year period ending June 30, 1999. NTN will not be restricted, however, from developing, marketing or distributing its products and services on CD-ROM or other media which also may be utilized by 3DO. A copy of the Noncompetition Agreement is included as Exhibit E to the Sale Agreement and incorporated herein by this reference.

     In connection with the transaction with 3DO, NTN and New World agreed to assign to Mr. Van Caneghem 135,000 of 3DO Shares (or such greater number as equals 12 1/2% of the total 3DO Shares) received by New World in the transaction in settlement of his existing employment agreement with New World and certain other matters described therein. Mr. Van Caneghem will be employed by 3DO following the sale of assets.

     The terms of the foregoing transaction were determined by arm's-length negotiations between NTN and 3DO, which prior to the transaction had no affiliation or business with NTN or New World or any of their respective officers, directors or associates. The sale will be taxable to New World and NTN, and NTN estimates that the gain from the sale will be approximately $3,300,000, net of applicable taxes. The actual gain and the taxes payable in connection therewith cannot be determined until after the number of 3DO Shares received, all costs have been calculated, and the final results of the transactions have been reviewed against applicable tax regulations.

     During the fiscal year ended December 31, 1995 and the quarter ended March 31, 1996, New World contributed approximately $5,400,000 and $1,250,000, respectively, to NTN's consolidated revenues, and the sale of New World's assets will result in lower total revenues for NTN for the current fiscal year. The sale of New World's assets will enhance NTN's consolidated balance sheet and is expected to improve its liquidity once the 3DO Shares are covered by an effective registration statement and can be sold. There can be no assurance as to when or at what price the 3DO Shares can be sold.

     The matters discussed in this Report include forward-looking statements that are subject to certain risks and uncertainties, including the final determination of the number of 3DO Shares to be received in the transaction, the final tax treatment of the transaction to NTN, the future market price and realizable value of the 3DO Shares received in the transaction, the timing of any future sales of such shares, and factors affecting 3DO's business which may affect such market value and timing. As a result, no assurance can be made as to the actual impact of the transaction on NTN's consolidated financial position or results of operations for the year ending December 31, 1996.

     Attached as Exhibit 2.1 to this Report is a copy of the Sale Agreement, including exhibits thereto, which contain additional terms and provisions relating to the subject matter of this Report, and which are incorporated by reference in this Item 2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired:

          Not applicable.

     (b)  Pro forma financial information:

          The following unaudited pro forma balance sheet as of March 31, 1996, assumes the sale of New World occurred on March 31, 1996. The unaudited pro forma statements of operations for the three months ended March 31, 1996, and for the year ended December 31, 1995, assumes the sale of New World occurred on January 1, 1995.

          The following unaudited pro forma financial statements do not purport to be indicative of results of operations or financial position that would have occurred had the disposition of New World been consummated on January 1, 1995 or March 31, 1996, as the case may be, nor do they purport to be indicative of actual or future results of operations or financial condition. In addition, the following pro forma financial statements are subject to a number of assumptions, limitations and qualifications.

                   NTN COMMUNICATIONS, INC. AND SUBSIDIARIES
                     Pro Forma Consolidated Balance Sheet
                                March 31, 1996

                                                                          March 31,                               March 31,
                                                                            1996              Proforma              1996
                   Assets                                                Historical          Adjustments          Pro Forma
             ------------------                                         ------------         -----------         -----------
Current assets:
   Cash and cash equivalents                                            $  2,510,000            (86,000)           2,424,000
   Investment in available-for-sale marketable securities                          0         10,400,000           10,400,000
   Interest-bearing security deposits                                      1,450,000                               1,450,000
   Accounts receivable - trade, net                                        5,427,000         (2,556,000)           2,871,000
   Accounts receivable - other                                               875,000                                 875,000
   Notes receivable - related parties                                        680,000                                 680,000
   Software development costs, net                                         1,690,000         (1,690,000)                   0
   Inventories                                                             6,933,000           (754,000)           6,179,000
   Prepaid expenses and other current assets                               2,772,000           (256,000)           2,516,000
                                                                        ------------         ----------          -----------

             Total current assets                                         22,337,000          5,058,000           27,395,000

Fixed assets, net                                                          2,240,000           (166,000)           2,074,000
Notes receivable - related parties                                         4,200,000                               4,200,000
Interest-bearing security deposits                                         1,950,000                               1,950,000
Software development costs, net                                            4,510,000         (1,083,000)           3,427,000
Other assets                                                               3,862,000                               3,862,000
                                                                        ------------         ----------          -----------

             Total assets                                               $ 39,099,000          3,809,000           42,908,000
                                                                        ============         ==========          ===========

   Liabilities and Shareholders' Equity
   ------------------------------------------------

Current liabilities:
   Accounts payable and accrued liabilities                             $  2,398,000          2,289,000            4,687,000
   Current portion of long-term debt                                       2,092,000           (732,000)           1,360,000
   Deferred revenue                                                        1,148,000                               1,148,000
   Customer deposits                                                       1,236,000                               1,236,000
                                                                        ------------         ----------          -----------

             Total current liabilities                                     6,874,000          1,557,000            8,431,000

Deferred revenue                                                           1,052,000            (18,000)           1,034,000
Long-term debt, excluding current portion                                      2,000                                   2,000
                                                                        ------------         ----------          -----------

             Total liabilities                                             7,928,000          1,539,000            9,467,000
                                                                        ------------         ----------          -----------

Minority interest                                                           (208,000)                               (208,000)
Shareholders' equity
   10% Cumulative convertible preferred stock                                  1,000                                   1,000
   Common stock                                                              113,000                                 113,000
   Treasury stock                                                         (2,551,000)                             (2,551,000)
   Additional paid-in capital                                             56,730,000                              56,730,000
   Accumulated deficit                                                   (22,914,000)         2,270,000          (20,644,000)
                                                                        ------------         ----------          -----------

             Total shareholders' equity                                   31,379,000          2,270,000           33,649,000
                                                                        ------------         ----------          -----------

             Total liabilities and shareholders' equity                 $ 39,099,000          3,809,000           42,908,000
                                                                        ============         ==========          ===========

                   NTN COMMUNICATIONS, INC. AND SUBSIDIARIES
              Assumptions to Proforma Consolidated Balance Sheet
                                March 31, 1996


1 Sale of New World assumed to have occurred on March 31, 1996; accordingly all operations, assets and liabilities of New World have been removed.

2 Gross Proceeds (in the form of stock) is subject to adjustment based on a closing balance sheet which cannot be determined at this point. The transaction is expected to be finalized by July 31, 1996.

3 Proceeds from the sale before payment of resulting liabilities is estimated to be $10,400,000.

4 Taxes on the sale are estimated to be $1,000,000 however the exact amount has not been finalized and is subject to adjustment after determination of proceeds, costs and applicable tax regulations.

5 Proceeds in the form of stock are included in Investment in available-for-sale marketable securities and was assumed not to have been liquidated at the balance sheet date.

                   NTN COMMUNICATIONS, INC. AND SUBSIDIARIES
                Pro Forma Consolidated Statement of Operations
                         Year Ended December 31, 1995

                                                     Year Ended                               Year Ended
                                                    December 31,                             December 31,
                                                        1995              Proforma               1995
                                                     Historical          Adjustments          Pro Forma
                                                   ------------         ------------         -----------
Broadcast and production services                  $17,307,000                                17,307,000
Product sales                                        3,884,000           (3,884,000)                   0
Equipment sales                                      6,784,000                                 6,784,000
License fees and royalties                           2,167,000           (1,495,000)             672,000
Other revenue                                        1,629,000                                 1,629,000
                                                   -----------          -----------          -----------

     Total revenues                                 31,771,000           (5,379,000)          26,392,000

Cost of services - broadcast and
 production services                                 8,756,000                                 8,756,000
Cost of sales - product sales                        1,844,000           (1,864,000)             (20,000)
Cost of sales - equipment                            4,981,000                                 4,981,000
                                                   -----------          -----------          -----------

     Total cost of sales                            15,581,000           (1,864,000)          13,717,000
                                                   -----------          -----------          -----------

     Gross profit                                   16,190,000           (3,515,000)          12,675,000
                                                   -----------          -----------          -----------

Operating expenses:
  Selling, general and administrative               16,838,000           (3,257,000)          13,581,000
  Legal and professional services                    1,851,000             (131,000)           1,720,000
  Research and development                           1,471,000                                 1,471,000
                                                   -----------          -----------          -----------

     Total operating expenses                       20,160,000           (3.388,000)          16,772,000

     Operating income (loss)                        (3,970,000)            (127,000)          (4,097,000)

Interest income (expense), net                          22,000               58,000               80,000
                                                   -----------          -----------          -----------
     Earnings (loss) from continuing
      operations before income taxes                (3,948,000)             (69,000)          (4,017,000)

Income taxes                                                 0                    0                    0
                                                   -----------          -----------          -----------
     Earnings (loss) from continuing
      operations                                    (3,948,000)             (69,000)          (4,017,000)
                                                   -----------          -----------          -----------
Gain on disposal of New World, net of
 applicable taxes of $1,000,000                                            3,300,000            3,300,000
                                                   -----------          -----------          -----------

     Net earnings (loss)                            (3,948,000)           3,231,000             (717,000)
                                                   ===========          ===========          ===========

Net earnings (loss) per share                      $     (0.19)                0.15                (0.04)
                                                   ===========          ===========          ===========

Weighted average equivalent number of shares        20,301,000           20,301,000           20,301,000
                                                   ===========          ===========          ===========

                   NTN COMMUNICATIONS, INC. AND SUBSIDIARIES
                Pro Forma Consolidated Statement of Operations
                       Three Months Ended March 31, 1996

                                                     Three Months                             Three Months
                                                         Ended                                   Ended
                                                       March 31,                                March 31,
                                                         1996                Proforma             1996
                                                      Historical            Adjustments         Pro Forma
                                                   ---------------        --------------     ---------------
Broadcast and production services                      $ 5,339,000                                5,339,000
Product sales                                            1,212,000           (1,212,000)                  0
Equipment sales                                          1,310,000                                1,310,000
License fees and royalties                                  29,000              (29,000)                  0
Other revenue                                              385,000               (3,000)            382,000
                                                       -----------           ----------          ----------

     Total revenues                                      8,275,000           (1,244,000)          7,031,000

Cost of services - broadcast and
 production services                                     2,508,000                                2,508,000
Cost of sales - product sales                              410,000             (410,000)                  0
Cost of sales - equipment                                  822,000                                  822,000
                                                       -----------           ----------          ----------

     Total cost of sales                                 3,740,000             (410,000)          3,330,000
                                                       -----------           ----------          ----------

     Gross profit                                        4,535,000             (834,000)          3,701,000
                                                       -----------           ----------          ----------
Operating expenses:
  Selling, general and administrative                    3,852,000             (644,000)          3,208,000
  Legal and professional services                          190,000              (26,000)            164,000
  Research and development                                 498,000             (124,000)            374,000
                                                       -----------           ----------          ----------

     Total operating expenses                            4,540,000             (794,000)          3,746,000

     Operating income (loss)                                (5,000)             (40,000)            (45,000)

Interest income (expense), net                              70,000               11,000              81,000
                                                       -----------           ----------          ----------
     Earnings (loss) before minority
      interest and income taxes                             65,000              (29,000)             36,000

Minority interest                                          208,000                    0             208,000
                                                       -----------           ----------          ----------

     Earnings before income taxes                          273,000              (29,000)            244,000

Income taxes                                                     0                    0                   0
                                                       -----------           ----------          ----------

     Net earnings (loss)                               $   273,000              (29,000)            244,000
                                                       ===========           ==========          ==========

Net earnings (loss) per share                          $      0.01                 0.00                0.01
                                                       ===========           ==========          ==========

Weighted average equivalent number of shares            23,678,000           23,678,000          23,678,000
                                                       ===========           ==========          ==========

                   NTN COMMUNICATIONS, INC. AND SUBSIDIARIES
        Assumptions to Pro Forma Consolidated Statements of Operations



Assumptions to Pro Forma Statement of Operations for the Year Ended December 31,
- --------------------------------------------------------------------------------
1995
- ----

1. Sale of New World assumed to have occurred on January 1, 1995; therefore all 1995 operations of New World have been removed.

2. Gross proceeds (in the form of stock) is subject to adjustment based on a closing balance sheet which cannot be determined at this point.

3. Proceeds from the sale before payment of resulting liabilities is estimated to be $10,400,000.

4. Taxes on the sale are estimated to be $1,000,000 however the exact amount has not been finalized and is subject to adjustment after determination of proceeds, costs and applicable tax regulations.

5. Proceeds in the form of stock are included in the balance sheet and was assumed not to have been liquidated for purposes of this statement.


Assumption to Pro Forma Statement of Operations for the Three Months Ended March
- --------------------------------------------------------------------------------
31, 1996
- --------


1. Sale of New World assumed to have occurred on January 1, 1995; therefore all 1995 operations of New World have been removed.

2. Proceeds in the form of stock are included in the balance sheet and was assumed not to have been liquidated for purposes of this statement.

     (c)  Exhibits:

          The following exhibit included with this Report is made part hereof:

                                                             Sequential Page No.
                                                             -------------------

     2.1 Agreement of Purchase and Sale of Assets, dated as of June 30, 1996, with schedules and exhibits, among NTN Communications, Inc., New World Computing, Inc., and The 3DO Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           NTN COMMUNICATIONS, INC.



Date:  July 15, 1996       By:  /s/  Ronald E. Hogan
                                ----------------------------------------
                                Ronald E. Hogan, Chief Financial Officer